UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 6, 2022

HighPeak Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39464	84-3533602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 W. 3rd St., Suite 1000 Fort Worth, Texas 76102
(address of principal executive offices) (zip code)

(817) 850-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	HPK	The Nasdaq Stock Market LLC
Warrant	HPKEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On March 25, 2022, HighPeak Energy, Inc. (the “Company”) completed the acquisition (the “February Acquisition”) of various oil and gas properties contiguous to its Flat Top operating area in Howard and Borden Counties, Texas (the “February Assets”). On June 21, 2022, the Company completed the acquisition (together with the February Acquisition, the “Alamo Acquisitions”) of certain assets of Alamo Borden County 1, LLC and its affiliates located in Borden County, Texas (together with the February Assets, the “Alamo Assets”). On June 23, 2022, the Company filed certain historical and pro forma financial statements relating to the Alamo Assets on a Current Report on Form 8-K.

On June 27, 2022, the Company completed the acquisition (the “Hannathon Acquisition”) of various oil and gas properties contiguous to its Signal Peak operating area in Howard County, Texas (the “Hannathon Assets”). On June 30, 2022, the Company filed certain historical and pro forma financial statements relating to the Hannathon Assets on a Current Report on Form 8-K.

This Current Report on Form 8-K is being filed to provide certain pro forma financial statements of the Company giving effect to the Alamo Acquisitions and the Hannathon Acquisition, giving effect thereto as if each such acquisition had occurred on January 1, 2021, as more fully described in Item 8.01 below.

Item 8.01	Other Events.

This Current Report on Form 8-K provides the following additional financial information:

●
Unaudited pro forma condensed combined statements of operations of the Company for the six months ended June 30, 2022 and the year ended December 31, 2021, and the related notes to the unaudited pro forma condensed combined statements of operations, attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description of Exhibit
99.1	Unaudited pro forma condensed combined statements of operations of the Company for the six months ended June 30, 2022 and the year ended December 31, 2021.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHPEAK ENERGY, INC.

Date: September 6 , 2022
	By:	/s/ Steven W. Tholen
	Name:	Steven W. Tholen
	Title:	Chief Financial Officer

3